UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22875

The 504 Fund
(Exact name of registrant as specified in charter)

1741 Tiburon Drive
Wilmington, NC 28403
(Address of principal executive offices) (Zip code)

Mark A. Elste
The 504 Fund
1741 Tiburon Drive
Wilmington, NC 28403
(Name and address of agent for service)

Registrant's telephone number, including area code: (910) 247-4880

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(Formerly known as The Pennant 504 Fund)* ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2015

*	Name change effective October 31, 2014.

SHAREHOLDER LETTER June 30, 2015

Dear Shareholder:

With just nineteen months of operation, we are pleased to report significant progress in the development of The 504 Fund (the “Fund”). Notable progress was made in the Fund’s overall asset growth, deployment of funds into loan assets, investment performance and the introduction of the Fund to a wide array of market participants.

Asset Growth

At June 30, 2015, The 504 Fund has now grown to $45.8 million in net assets, a 50% increase over the Fund’s commencement of operations. We consider this a noteworthy achievement as the Fund has no direct peers employing a similar investment strategy.1

The Fund provides financial institutions exposure to a portfolio of 504 first lien loans secured by owner-occupied, commercial real estate that represent the non-guaranteed portion of a U. S. Small Business Administration (“SBA”) Section 504 transaction. Specifically for banks, the Fund provides a new and innovative approach to satisfy Community Reinvestment Act (“CRA”) Lending Test or Investment Test credit (please review the Fund’s prospectus for important disclosures related to CRA and the Fund).

Whenever a new financial product is first launched, it is expected that there will be an initial period of introduction and education. To this end, we believe that the Fund’s investment adviser, 504 Fund Advisors, LLC (the “Adviser”), has made significant progress in raising the profile, understanding and awareness of the Fund with both investors and regulators.

Investment of Fund Assets

The Fund’s portfolio management team has deployed 84.6 percent of Fund assets into 504 first lien loans as of the fiscal year ended June 30, 2015. This is a notable achievement given the laborious nature of finding 504 first lien loans in specific assessment areas and then completing full due diligence on each loan acquisition – a process that can take 90 days or more. This high level of due diligence has produced outstanding portfolio metrics such as: a weighted average personal credit score of 737, a weighted average loan-to-value ratio of 50% and a weighted average debt-service coverage ratio of 1.49:1.

In addition, the Fund has recently negotiated a $10 million credit facility that will provide additional liquidity which will enable an even higher percentage of investment in 504 first lien loans while minimizing excess cash reserves. It is the intent of the Fund’s portfolio managers to optimize the asset allocation within the Fund at all times, subject to the constraints of prudent portfolio management.

Investment Performance

After the first full year of operations, the Fund is achieving the desired results of passing through loan-like yields to investors. Please contact the Adviser for a current fact sheet indicating the most recent SEC 30-day yield, total return calculations and comparisons to benchmarks.

[1]	Closed-End Fund Association (CEFA), loan participation funds: http://www.cefa.com/FundSelector/Classifications.fs#ClassDetailResults

SHAREHOLDER LETTER (CONTINUED) June 30, 2015

Other Variables Effecting Portfolio Performance

While effective asset allocation optimization is key to portfolio performance, two other significant variables are primary influences on the Fund’s performance—asset quality and interest rate risk. We are pleased that, to date, the Fund’s asset quality has been pristine with zero reportable delinquencies (no payments 30 days or more past due from December 16, 2013 through the reporting period ending June 30, 2015). Additionally, interest rate risk has continued to be mitigated through the use of variable rate loan structures with interest rate resets ranging from ninety days to a maximum of five years. This structure provides a portfolio effective duration of between two and three years. We continue to believe the performance of the Fund along with its favorable risk profile will potentially lead to increased familiarity and consideration as a viable addition to investors’ investment portfolios.

Thank you for your consideration.

Sincerely yours,

Mark A. Elste, CFA
Board Chairman & Fund President

TABLE OF CONTENTS

Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	18
Other Information (Unaudited)	19
Trustees and Officers (Unaudited)	22

SCHEDULE OF INVESTMENTS JUNE 30, 2015

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS AS FOLLOWS:

504 First Lien Loans — 84.83%	Interest Rate	Maturity	Principal	Fair Value
Hospitality Properties — 20.92%
D S Hospitality, LLC, California	1 Year Libor + 5.16% (5.43% Floor)	3/15/2044	$1,651,653	$1,709,032
Moses Lake Investors, LLC, Washington(a)	Prime + 2.25% (5.50% Floor)	10/1/2039	984,511	1,022,257
VIRAAJ Investments, LLC, California(a)	7.00% (7.00% Floor)	11/17/2024	3,797,569	3,984,637
YC Anchorage Hotel Group, L.P., Alaska	3 Year Libor + 5.18% (6.18% Floor)	5/15/2044	2,871,911	2,866,856
Total Hospitality Properties				9,582,782

Multi-Purpose Properties — 63.91%
1250 Philadelphia, LLC, California	5 Year Libor + 4.00% (5.93% Floor)	10/15/2039	2,519,909	2,635,925
413 East 53rd Street, LLC, New York	3 Year Libor + 4.17% (4.95% Floor)	2/1/2044	1,694,340	1,712,605
7410-7428 Bellaire, LLC, California	5 Year Libor + 4.00% (5.78% Floor)	9/15/2039	2,416,506	2,516,017
77 West Mount Pleasant Avenue, LLC, New Jersey	3 Year Libor + 4.00% (5.125% Floor)	5/1/2040	332,848	345,273
Anthony Ghostine, Kristina J. Ghostine, California	3 Year Libor + 5.15% (6.30% Floor)	12/1/2044	403,139	402,507
BT Vineland, LLC, California	3 Year Libor + 5.40% (6.74% Floor)	1/1/2045	947,186	950,975
CARUBA Properties, LLC, New Jersey	6.00% (6.00% Floor)	9/2/2036	612,872	634,654
CV Investment Properties, LLC, Arizona	5 Year Libor + 4.75% (6.00% Floor)	10/30/2038	632,995	664,063
Edward Adourian, LLC, California	6.66% (6.66% Floor)	3/15/2039	495,760	517,152
Greenland Group US, LLC, New Jersey	6.38% (6.38% Floor)	2/1/2037	328,688	344,813
Grigorian Investments, LLC, California	5 Year Libor +4.50% (6.33% Floor)	9/15/2039	538,724	557,440

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2015

504 First Lien Loans — (continued)	Interest Rate	Maturity	Principal	Fair Value
Multi-Purpose Properties — (continued)
Marcus D. Chu, Tracey Chu, California	5 Year Libor + 4.75% (6.586% Floor)	3/10/2040	$1,764,822	$1,851,687
None of Your Business, LLC, Illinois	3 Year Libor + 5.00% (6.25% Floor)	9/15/2044	495,648	512,460
Palomar Oaks Corp., California	5 Year Libor + 4.50% (6.28% Floor)	2/1/2039	1,324,250	1,356,125
PATC, LLC, California	3 Year Libor + 3.25% (4.36% Floor)	9/15/2044	4,081,836	4,106,980
PennRose Studios LLC, California	3 Year Libor + 5.40% (6.63% Floor)	1/1/2045	912,132	917,395
Ruby View Investments, LLC, Oregon(a)	5 Year Libor + 4.00% (6.50% Floor)	6/26/2037	2,076,323	2,178,353
Rug Palace, Inc. dba Rug Palace Expo, California	Prime + 2.25% (5.50% Floor)	2/15/2044	686,845	697,086
Stanley Avenue Realty, LLC, New York	4 Year Libor + 3.72% (4.77% Floor)	9/15/2044	1,924,358	1,939,060
Storage Fit, LLC, California	5 Year Libor + 5.75% (7.39% Floor)	3/1/2045	420,350	418,521
Watson Kellogg Property, LLC, Washington	5 Year Libor + 4.25% (5.70% Floor)	6/1/2040	650,000	675,981
Watson Osburn Property, LLC, Washington	5 Year Libor + 4.25% (5.70% Floor)	6/1/2040	520,000	540,784
Watson RathDrum Property, LLC, Washington	5 Year Libor + 4.25% (5.70% Floor)	6/1/2040	1,364,500	1,419,039
ZC Park, LLC, Arizona	5 Year Libor + 4.00% (5.88% Floor)	10/15/2044	1,336,990	1,385,630
Total Multi-Purpose Properties				29,280,525

Total 504 First Lien Loans (Cost $38,839,602)				$38,863,307

			Shares	Fair Value
Short-Term Investments — 15.02%
Federated Government Obligations Fund, 0.01%(b)			6,883,159	$6,883,159
Total Short-Term Investments (Cost $6,883,159)				6,883,159

Total Investments — 99.85% (Cost $45,722,761)				45,746,466
Other Assets in Excess of Liabilities — 0.15%				67,318
Total Net Assets — 100.00%				$45,813,784

(a)

Represents an investment in the 504 First Lien Loan through a participation agreement with a financial institution. A participation agreement typically results in a contractual relationship only with a financial institution, not with the borrower.

(b)	The rate shown is the annualized 7-day yield as of June 30, 2015.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2015

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS BY STATE:

Hospitality Properties
Alaska	6.26%
California	12.43%
Washington	2.23%
Total Hospitality Properties	20.92%

Multi-Purpose Properties
Arizona	4.47%
California	36.95%
Illinois	1.12%
New Jersy	2.89%
New York	7.97%
Oregon	4.76%
Washington	5.75%
Total Multi-Purpose Properties	63.91%

Short-Term Investments	15.02%
Total Investments	99.85%

Other Assets in Excess of Liabilities	0.15%

Total Net Assets	100.00%

Statement of Assets and Liabilities JUNE 30, 2015

Assets:
Investments in 504 First Lien Loans, at fair value (cost $38,839,602)	$38,863,307
Short-term investments, at fair value (cost $6,883,159)	6,883,159
Receivables:
Dividends and interest	135,704
Due from Advisor	28,480
Prepaid expenses	17,853
Total assets	45,928,503

Liabilities:
Payables:
Legal	48,954
Audit	48,213
Accounting and administration	6,597
Chief Compliance Officer	5,263
Transfer agent	3,235
Custodian	667
Trustees	85
Accrued other expenses	1,705
Total liabilities	114,719

Net Assets	$45,813,784

Net Assets Consist of:
Capital (unlimited shares authorized, no par value)	$45,687,441
Accumulated undistributed net investment income	156,728
Accumulated net realized loss	(54,090)
Accumulated net unrealized appreciation on investments	23,705
Net Assets	$45,813,784

Shares
Net assets applicable to outstanding shares	$45,813,784
Number of outstanding shares	4,612,344
Net asset and redemption price value per share	$9.93
Maximum offering price per share (Net asset value per share divided by 0.98)[1]	$10.13

[1]	Reflects a maximum sales charge of 2.00%.

See accompanying notes to financial statements.

Statement of Operations FOR THE YEAR ENDED JUNE 30, 2015

Investment Income:
Interest	$1,722,664
Total investment income	1,722,664

Expenses:
Management fees	782,655
Legal expense	259,376
Offering costs	156,731
Accounting and administration expenses	83,001
Trustees' expenses	50,188
Audit expense	48,213
Insurance expense	44,094
Registration expense	24,869
Miscellaneous	21,331
Transfer agent expense	20,923
Chief Compliance Officer expense	20,263
Printing expense	13,250
Custodian expense	12,794
Total expenses	1,537,688
Less: Expenses waived	(621,972)
Net expenses	915,716
Net investment income	806,948

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,595
Net change in unrealized appreciation on investments	92,007
Net realized and unrealized gain on investments	94,602

Net Increase in Net Assets from Operations	$901,550

See accompanying notes to financial statements.

StatementS of Changes in Net Assets FOR THE YEAR ENDED JUNE 30, 2015

	Year Ended June 30, 2015	Period Ended June 30, 2014*
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$806,948	$(223,961)
Net realized gain on investments	2,595	—
Net change in unrealized appreciation (depreciation) on investments	92,007	(68,302)
Net increase/(decrease) in net assets resulting from operations	901,550	(292,263)

Distributions to Shareholders:
From net investment income	(861,232)	—
Total distributions to shareholders	(861,232)	—

Capital Transactions:
Net proceeds from shares sold	5,193,800	40,090,000
Reinvestment of distributions	681,929	—
Net increase from capital transactions	5,875,729	40,090,000

Total increase in net assets	5,916,047	39,797,737

Net Assets:
Beginning of year	39,897,737	100,000
End of year	$45,813,784	$39,897,737

Accumulated net investment income	$156,728	$—

Capital Share Transactions:
Shares sold	519,103	4,024,265
Shares reinvested	68,976	—
Net increase	588,079	4,024,265

*	Commenced operations on December 16, 2013.

See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS FOR THE year ENDED JUNE 30, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$901,550
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Purchases of investments	(27,841,948)
Proceeds from principal payments and sale of portfolio investments	5,824,005
Amortization of premium on investments	18,959
Net sale of short-term investments	15,937,753
Decrease in other assets	101,216
Decrease in deferred offering costs	156,731
Increase in dividends and interest receivable	(24,328)
Decrease in receivables for principal paydowns	12,104
Decrease in accrued expenses	(5,937)
Net realized gain on investments	(2,595)
Unrealized appreciation on investments	(92,007)
Net cash used in operating activities	(5,014,497)

Cash Flows from Financing Activities:
Shareholder subscriptions received	5,193,800
Cash distributions paid	(179,303)
Net cash provided by financing activities	5,014,497

Net Change in Cash	—

Cash at Beginning of year	—
Cash at End of year	$—

*	Noncash financing activities not included herein consist of reinvestment of dividends of $681,929.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

	Year Ended June 30, 2015	Period Ended June 30, 2014*
Net asset value, beginning of year	$9.91	$10.00

Income from Investment Operations:
Net investment income (loss)	0.20	(0.06)
Net realized and unrealized gain (loss) on investments	0.02	(0.03)
Total from investment operations	0.22	(0.09)

Less Distributions:
From net investment income	(0.20)	—
Total distributions	(0.20)	—

Net asset value, end of year	$9.93	$9.91

Total return	2.18%	(0.90)%[1]

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$45,814	$39,898
Ratio of expenses to average net assets
Before waiver	3.76%	4.66%[2]
Expense waiver	(1.52)%	(2.16)%[2]
Total expenses after expense waiver	2.24%	2.50%[2]
Ratio of net investment income (loss) to average net assets	1.97%	(1.21)%[2]
Portfolio turnover rate	13%	0.00%[1]

*	Commenced operations on December 16, 2013.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

1. Organization

The 504 Fund (formerly known as The Pennant 504 Fund, the “Fund”) was organized as a Delaware statutory trust on July 29, 2013 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Fund is managed by 504 Fund Advisors, LLC (the “Adviser”), an Illinois limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a subsidiary of and controlled by Live Oak Bancshares, Inc. (“Live Oak”), a bank holding company. Government Loan Solutions, Inc. (“GLS”), also a subsidiary of Live Oak, provides the Adviser with data and research which is material to the Adviser’s valuation of the Fund’s investments. One officer of the Fund is a member of the Adviser and one officer of the Fund is an employee of Live Oak. Prior to March 1, 2015, the Fund was managed by Pennant Management, Inc. (the “Prior Adviser”), a Wisconsin corporation registered under the Advisers Act, which was a wholly owned subsidiary of U.S. Fiduciary Services, Inc. Prior to March 1, 2015, certain trustees and officers of the Fund were also directors and officers of the Prior Adviser. During the period prior to March 1, 2015, the Adviser was considered an affiliate of the Prior Adviser, and provided assistance with credit analysis and ongoing consulting with respect to the Fund’s investments to the Prior Adviser, and was compensated for such services by the Prior Adviser. The offering of the Fund’s shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered at the offering price plus the sales load (up to 2.00%) and are expected to be offered on a continuous basis monthly (generally as of the last business day of each month) at the net asset value (“NAV”) per share plus the sales load. There are an unlimited number of authorized Shares.

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable institutional fund investors that are subject to regulatory examination for CRA compliance to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”). The Fund seeks to achieve its objectives by investing primarily in a portfolio of 504 First Lien Loans secured by owner-occupied commercial real estate which represent the non-guaranteed portions of U.S. Small Business Administration Section 504 transactions (“504 First Lien Loans”).

2. Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments for which market quotations are readily available are valued at current fair value, and all other investments are valued at fair value as determined in good faith by the Fund’s Board of Trustees (“the Board”), in accordance with the policies and procedures (the “Valuation Procedures”) adopted by the Board. The Board has a standing valuation committee (the “Valuation Committee”) that is composed of members of the Adviser, the Board chairman and the Fund’s other officers, as appointed by the Board. The Valuation Committee operates under the Valuation Procedures approved by the Board. The Fund’s Valuation Committee makes quarterly reports to the Board concerning investments for which market quotations are not readily available. Investments in money market funds (short-term investments) are valued at the closing NAV per share.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

2. Accounting Policies (continued)

504 First Lien Loans – The fair values of 504 First Lien Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are initially fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of 504 First Lien Loans are determined no less frequently than weekly by the Board’s Valuation Committee.

Income – Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. 504 First Lien Loans will be placed in non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process.

Distributions to Shareholders – The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in shares of the Fund.

Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years if the Fund has been in existence for less than three years. As of and during the year ended June 30, 2015, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses – Fund expenses are charged to the Fund and recorded on an accrual basis.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

2. Accounting Policies (continued)

Fair Value Measurements – Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investment).

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Hospitality Properties	$—	$—	$9,582,782	$9,582,782
Multi-Purpose Properties	—	—	29,280,525	29,280,525
Short-Term Investments	6,883,159	—	—	6,883,159
Total Investments	$6,883,159	$—	$38,863,307	$45,746,466

For the year ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

Should a transfer between Levels occur, it is the Fund’s policy to recognize transfers in and out of all Levels at the end of reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments	Balance as of June 30, 2014	Purchase and funding of investments	Proceeds from principal payments and sales of portfolio investments	Realized Gain (Loss)	Unrealized Appreciation on investments	Amortization of discount and premium	Balance as of June 30, 2015
Hospitality Properties	$7,237,560	$6,469,816	$(4,168,033)	$2,595	$46,493	$(5,649)	$9,582,782
Multi-Purpose Properties	9,532,161	21,372,132	(1,655,972)	—	45,514	(13,310)	29,280,525
Total Investments	$16,769,721	$27,841,948	$(5,824,005)	$2,595	$92,007	$(18,959)	$38,863,307

Change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments held as of the reporting date is $63,748.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

2. Accounting Policies (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of June 30, 2015:

Type of Level 3 Investments	Fair Value as of June 30, 2015	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Hospitality Properties	$ 9,582,782	Discounted Cash Flows	Purchase Price	$102.82	$100-105	Decrease**
			Debt Service Coverage Ratio	1.28	1.18-1.39	N/A*
			Effective Loan To Value Ratio	49%	46%-53%	Decrease
			Average Personal Credit Score	695	685-711	N/A*
Multi-Purpose Properties	29,280,525	Discounted Cash Flows	Purchase Price	$102.75	$100-105	Decrease**
			Debt Service Coverage Ratio	1.56	1.00-3.28	N/A*
			Effective Loan To Value Ratio	50%	37%-63%	Decrease
			Average Personal Credit Score	751	686-819	N/A*
Total Investments	$ 38,863,307

*	A decrease in the input would result in a decrease in fair value.

**	An increase in the spread from the Fund’s purchase price to the benchmark utilized within the fair value methodology would result in a decrease in fair value.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

3. Concentration of Risk

504 First Lien Loans Risk – The Fund predominantly invests in fixed or variable rate 504 First Lien Loans arranged through private negotiations between a small business borrower (the “Borrower”) and one or more 504 First Lien Loan lenders. 504 First Lien Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to the second lien held by a certified development company and any claims held by unsecured creditors. The 504 First Lien Loans the Fund will invest in are not rated. 504 First Lien Loans are subject to a number of risks, including credit risk, liquidity risk, valuation risk and interest rate risk. Although the 504 First Lien Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal, which could result in substantial loss to the Fund. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a 504 First Lien Loan. In the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the 504 First Lien Loan. In general, the secondary trading market for 504 First Lien Loans is not fully-developed. No active trading market may exist for certain 504 First Lien Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain 504 First Lien Loans quickly or at a fair price. To the extent that a secondary market does exist for certain 504 First Lien Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk – Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the borrower and by general economic and specific industry conditions.

Qualification for CRA Credit Risk – Although the Adviser believes that the Fund’s 504 First Lien Loan investments will have the community development qualities that are eligible for favorable consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

Geographic Concentration Risk – The Fund’s 504 First Lien Loan investments are expected to be concentrated in California, Florida, Georgia, Illinois, New York, Texas and Wisconsin. As a result, the Fund may be more susceptible to being adversely affected by any single occurrence in those states. Mortgaged properties in California, for example, may be particularly susceptible to certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters, for which there may or may not be insurance. Mortgaged properties in other states similarly may be adversely affected by natural disasters, for which there may not be insurance and which could result in substantial loss to the Fund.

Valuation Risk – Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for fixed income instruments or 504 First Lien Loans to trade. Fixed income instruments and 504 First Lien Loans generally trade on an ‘‘over-the-counter’’ market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of fixed income instruments and 504 First Lien Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount received by the Fund is less than the value that such fixed income instrument is carried at on the Fund’s financial statements.

For other risks associated with the Fund and its investments please refer to the “Risks” section in the Fund’s current prospectus.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

4. Periodic Repurchase Offers

The Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy to make repurchase offers once every twelve months. The Fund will offer to repurchase 5% of its outstanding shares, unless the Board has approved a higher amount (but not more than 25%) of the outstanding shares. The Fund does not currently expect to charge a repurchase fee. During the year ended June 30, 2015, the Fund had one repurchase offer as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
December 15, 2014	January 6, 2015	5%	0%	0

The Fund expects the next repurchase offer to be issued in December 2015.

5. Administration, Distribution, Transfer Agency and Custodian Agreements.

The Fund and its administrator, UMB Fund Services, Inc. (“UMBFS” or the “Administrator”), are parties to an administration agreement under which the Administrator provides administrative and fund accounting services.

UMBFS also serves as the transfer agent and dividend disbursing agent for the Fund.

UMB Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

The Adviser and Foreside Fund Services, LLC, the Fund’s distributor, are parties to a distribution agreement with the Fund.

6. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, effective April 1, 2015. Under the Investment Advisory Agreement, the Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.75% of the Fund’s average daily net assets. However, the Adviser has agreed to voluntarily waive its management fee until the Fund’s net assets exceed $100 million. Voluntary waivers may be terminated by the Adviser at any time. In addition, the Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses and inclusive of organizational and offering costs) will not exceed 1.75% of the average net assets of the Fund pursuant to an operating expenses limitation agreement dated March 1, 2015 (the “Operating Expenses Limitation Agreement”). Under the terms of the Investment Advisory Agreement and the Operating Expenses Limitation Agreement, any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of three fiscal years following the end of the fiscal year in which such reduction or payment was accrued. The Operating Expenses Limitation Agreement is in effect through at least January 1, 2018, and may be terminated only by, or with the consent of, the Board.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

6. Investment Advisory Agreement (continued)

From March 1, 2015 to April 1, 2015, the Fund had an interim investment advisory agreement (the “Interim Agreement”) with the Adviser. Under the Interim Agreement, the Adviser made investment decisions for the Fund and continuously reviewed, supervised and administered the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser received a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.75% of the Fund’s average daily net assets. However, the Adviser had contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund pursuant to the Operating Expenses Limitation Agreement. Under the terms of the Interim Agreement and the Operating Expenses Limitation Agreement, any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of three fiscal years following the end of the fiscal year in which such reduction or payment was accrued. For the period March 1, 2015 to June 30, 2015, the Adviser waived expenses totaling $28,480 that are subject to recoupment as well as $250,413 that are not subject to recoupment.

Prior to March 1, 2015, the Fund had an investment advisory agreement (the “Prior Agreement”) with the Prior Adviser. Under the Prior Agreement, the Prior Adviser made investment decisions for the Fund and continuously reviewed, supervised and administrated the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Prior Adviser received a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 2.00% of the Fund’s average daily net assets. However, the Prior Adviser had contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses and inclusive of organizational and offering costs) would not exceed 2.50% of the average net assets of the Fund (the “Prior Operating Expenses Limitation Agreement”). Under the terms of the Prior Agreement, the Prior Operating Expenses Limitation Agreement and a transfer agreement between the Adviser and the Prior Adviser, any such reductions made by the Prior Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of three fiscal years following the end of the fiscal year in which such reduction or payment was accrued. For the period July 1, 2014 to February 28, 2015, the Prior Adviser waived expenses totaling $343,079 that are subject to recoupment by the Adviser. Organization costs amounting to $213,643 are also subject to reimbursement by the Fund to the Adviser for a period of three years from the date on which such expenses were incurred, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

As of June 30, 2015, the Adviser’s fees and expenses subject to reimbursement were as follows:

December 16, 2016	June 30, 2017	June 30, 2018
$ 213,643	$ 372,327	$ 371,559

At June 30, 2015, offering costs of $338,502 have been amortized to expense over twelve months on a straight-line basis from December 16, 2013, commencement of operations, to December 16, 2014. During the year ended June 30, 2015, $156,731 of the total offering costs was amortized to expense.

7. Investment Transactions

For the year ended June 30, 2015, there were long term purchases of $27,841,948 and long term sales of $4,053,418 in the Fund.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

8. Federal Tax Information

At June 30, 2015, gross unrealized appreciation/depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$45,722,761
Gross unrealized appreciation	$97,721
Gross unrealized depreciation	(74,016)
Net unrealized appreciation on investments	$23,705

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income and accumulated net realized loss on investments as follows:

Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(155,308)	$211,012	$(55,704)

As of June 30, 2015 the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$156,728
Undistributed long-term gains	—
Tax accumulated earnings	156,728
Accumulated capital and other losses	$(54,090)
Unrealized appreciation on investments	23,705
Total accumulated earnings (deficit)	$126,343

The tax character of distributions paid during the fiscal year ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distribution paid from:
Ordinary income	$861,232	$—
Long-term capital gains	—	—
Total Distributions	$861,232	$—

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

8. Federal Tax Information (continued)

As of June 30, 2015, the Fund had a short-term capital loss carryover of $9,361 and long-term capital loss carryover of $44,729. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, Northwest Federal Credit Union had ownership in the Fund in the amount of 66.39%.

10. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustments to our disclosure in the financial statements except for the following:

Effective July 1, 2015, the Fund entered into a secured, revolving line of credit facility with Park Sterling Bank in the maximum principal amount of $10 million. The line of credit facility is secured by certain 504 First Lien Loans held by the Fund and pledged as collateral. The Fund anticipates that this line of credit facility will be used for investment purposes, to satisfy repurchase requests from shareholders and to otherwise provide the Fund with liquidity. The Fund will incur additional interest and other expenses with respect to the use of this and other future line of credit facilities. The interest rate on the line of credit facility is equal to 1-month LIBOR plus 2.5%. Collateral for the line of credit facility will be held by UMB Bank, N.A. as custodian.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The 504 Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The 504 Fund (the “Fund”) as of June 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The 504 Fund as of June 30, 2015, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $38,863,307 (85% of net assets) as of June 30, 2015, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 27, 2015

OTHER INFORMATION (UNAUDITED) JUNE 30, 2015

Proxy Voting

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 877-997-9971 or by accessing the SEC’s website http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Matters Submitted to a Shareholder Vote

The Board sought shareholder approval of the Investment Advisory Agreement by written consent of shareholders, rather than by calling a special meeting of shareholders, because the Fund had a limited number of shareholders as of the close of business on February 20, 2015 (the “Record Date”). The Fund’s Amended and Restated Agreement and Declaration of Trust provides that any action to be taken by shareholders may be taken without a meeting and by written consent. The Board mailed a Notice, Consent Solicitation Statement and the Consent of Shareholder to shareholders on or about March 2, 2015. Shareholders holding a majority of the Fund’s outstanding shares affirmatively consented to approve the Investment Advisory Agreement on or before March 30, 2015.

As of the Record Date, 4,055,300 shares of the Fund were issued and outstanding and entitled to vote on the proposal. The results of the consent solicitation were as follows:

Proposal: To approve a new investment advisory agreement between The 504 Fund and 504 Fund Advisors, LLC.

Consent	Consent Withheld	Abstain
3,284,546	0	773,754

Approval of Investment Advisory Agreement

The Board met at an in-person meeting on February 18, 2015 (the “Meeting”) to consider the approval of the Investment Advisory Agreement between the Fund and the Adviser in accordance with Section 15(c) of the 1940 Act. In addition, the Trustees who are not interested persons of the Fund as defined in 1940 Act (the “Independent Trustees”) met in executive session with counsel to the Independent Trustees to review and discuss the 15(c) materials.

The Board, including the Independent Trustees, reviewed and discussed various information that had been provided in advance of the Meeting and included in the Meeting materials, including a memorandum that summarized the legal standards applicable to the Trustees’ consideration of the Investment Advisory Agreement; the 15(c) request for information from counsel to the Independent Trustees; the Adviser’s response to the 15(c) request for information; the Adviser’s organizational chart; a peer group comparative analysis prepared by UMBFS relating to the Fund’s proposed investment advisory fee and net expense ratio; the Adviser’s pro forma financial statements; information about the Fund’s compliance

OTHER INFORMATION (UNAUDITED) JUNE 30, 2015

program; the Adviser’s Form ADV; and the Adviser’s business continuity plan. The Trustees reviewed the terms of the Investment Advisory Agreement to be effective on or about April 1, 2015 following Fund shareholder approval, noting that it was to be approved for an initial two-year term and then is subject to approval on an annual basis.

In determining whether to approve the Investment Advisory Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors discussed below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided to the Fund. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement, noting that the services to be performed by the Adviser under the Investment Advisory Agreement are the same as the services performed by the Prior Adviser under the Prior Agreement, and are adequate and appropriate. In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the resources and financial condition of the Adviser, its members (specifically, Live Oak Bancshares), and certain of its affiliates; as well as the qualifications of the Adviser’s managers; and the continued roles of Mr. Elste, the Chief Executive Officer of the Adviser, and Messrs. Blanchard and Judge, the Fund’s portfolio managers. The Adviser’s registration form on Form ADV was provided to the Board, as was the Adviser’s response to a detailed series of questions from counsel to the Independent Trustees which included, among other things, information about the background and experience of the portfolio managers who will continue to be primarily responsible for the day-to-day management of the Fund. The Board also considered other services to be provided to the Fund by the Adviser, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Investment Performance of the Adviser; Review of Fund Performance. The Board noted that the Adviser, as a newly-registered investment adviser, does not have any investment performance history. The Adviser does not manage any separate accounts or funds that are comparable to the Fund’s investment strategies. While Mr. Elste will resign as a portfolio manager of the Fund effective March 1, 2015, Messrs. Blanchard and Judge continue to be responsible for the day-to-day management of the Fund and the investment objectives and strategies of the Fund are not expected to change.

The Board reviewed the Fund’s performance in comparison to a peer group compiled by the Fund’s administrator of closed-end loan participation funds, business development company funds, and an open-end mutual fund with an investment objective focusing on investments that will be deemed to be qualified under the CRA. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

Cost of Services Provided and Profits Realized by the Adviser. The Board noted that the annual advisory fee rate of 1.75% payable by the Fund under the Investment Advisory Agreement is lower than the annual advisory fee rate of 2.00% paid by the Fund under the Prior Agreement. The Board further noted that the expense ratio of the Fund is expected to be lower under the Investment Advisory Agreement as compared to the Prior Agreement. The Board then considered the management fees and expense ratios of a peer group compiled by the Fund’s administrator of closed-end loan participation funds, business development company funds, and an open-end mutual fund with an investment objective focusing on investments that will be deemed to be qualified under the CRA, and concluded that the management fee was reasonable and the result of arm’s length negotiations. Additionally, the Board took into consideration that the Adviser has contractually agreed to limit the total annual operating expenses of the Fund to 1.75% through at least January 1, 2018, which may result in the Adviser waiving some or all of its management fees or reimbursing Fund expenses. The Board also evaluated the compensation, benefits and profitability expected to be received by the Adviser from its relationship with the Fund.

OTHER INFORMATION (UNAUDITED) JUNE 30, 2015

Economies of Scale. The Board determined that, while the Adviser is likely to realize economies of scale in managing the Fund as assets grow in size, the Fund will not initially benefit from economies of scale. The Board also determined that through fee waivers, the Adviser was in effect providing access to economies of scale to the Fund and its shareholders that they may not have achieved until the Fund reached significantly higher asset levels. However, these economies of scale may be temporary because the Adviser has the ability to recoup previously waived fees and expenses under the terms of its operating expenses limitation agreement with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Board determined that the benefits the Adviser may receive, such as greater name recognition and the ability to attract additional investor assets, appear to be reasonable, and in many cases, may benefit the Fund.

Based on all of the information considered, the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable and that the approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders, and approved the Investment Advisory Agreement.

TRUSTEES AND OFFICERS (UNAUDITED) JUNE 30, 2015

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act are referred to as “Independent Trustees.” The business address of each Trustee or officer is c/o The 504 Fund, 1741 Tiburon Drive, Wilmington, North Carolina 28403. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-996-2862.

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Interested Trustee
Mark A. Elste, CFA[1] Born: 1954	Chairman of the Board of Trustees, Interested Trustee, President and Principal Executive Officer (Indefinite term; since 2013); Principal Accounting Officer and Principal Financial Officer(Indefinite term; since 2015)

Retired; Member, 504 Fund Advisors, LLC (investment advisory firm) (since 2013); Chief Executive Officer, Pennant Management, Inc. (1992-2015); Senior Executive Vice President, Chief Operating Officer and Director, U.S. Fiduciary Services, Inc. (financial services holding company) (2004-2015); Director, Waretech, Inc. (wholly-owned subsidiary of U.S. Fiduciary Services, Inc.) (2006-2015); Director, USF Affiliate Services, Inc. (wholly-owned subsidiary of U.S. Fiduciary Services, Inc.) (2006-2015); Director, GreatBanc Trust Company (Illinois trust company) (2004-2015); Chief Executive Officer, 504 Fund Advisors, LLC (2013-2015); Director, Salem Trust Company (Florida trust company) (2006-2014)

			1	Director, CIB Marine Bancshares, Inc. (bank holding company) (since 2011); Trustee, USFS Funds Trust (an open-end investment company with two series) (2012-2014)
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (Indefinite term; since 2013)	Professor of Finance, Crummer Graduate School of Business, Rollins College (since 2002); Consultant, Director of Indexes, PCE Investment Bankers (2005-2011)	1	Independent Trustee, USFS Funds Trust (an open-end investment company with two series) (2013-2014)

TRUSTEES AND OFFICERS (UNAUDITED) JUNE 30, 2015

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Cornelius J. Lavelle Born: 1944	Trustee (Indefinite term; since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997- 2009)	1

Independent Trustee, Broadview Funds Trust (an open-end investment company with one series) (since 2013); Independent Trustee, USFS Funds Trust (an open-end investment company with two series) (2013-2014)

George Stelljes, III Born: 1961	Trustee (Indefinite term; since 2013)	Retired; President, Chief Investment Officer and Director of the Gladstone Companies (family of public and private investment funds) (2002-2013)	1

Director, Gladstone Capital Corporation (business development company) (resigned 2013); Director, Gladstone Commercial Corporation (real estate investment trust) (resigned 2013); Director, Gladstone Investment Corporation (business development company (resigned 2013); Director, Gladstone Land Corporation (real estate investment company) (resigned 2012)

Other Officers
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2015)

Senior Consultant, Oyster Consulting, Inc. (compliance consulting to financial services firms) (since 2013); Independent Investment Manager, LaSalle St. Securities, LLC (broker-dealer) (2009-2013); Partner, Head of Trading, Chief Compliance Officer, Sterling Investment Services, Inc. (broker-dealer) (1991-2009)

			N/A	N/A

TRUSTEES AND OFFICERS (UNAUDITED) JUNE 30, 2015

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
John W. (Wes) Sutherland Born: 1970	Secretary and Treasurer (Indefinite term; since 2015)

Chief Accounting Officer, Live Oak Bank (since 2014); Owner, Sutherland CPA (accounting firm) (2010-2014); President, First Federal Savings Bank (2011-2013); Partner, Dixon Hughes PLLC (accounting firm) (2007-2010)

			N/A	N/A

[1]	Mr. Elste is deemed to be an “interested person” of the Fund as that term is defined in the 1940 Act by virtue of his ownership interest in the Adviser.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THE 504 FUND

1741 Tiburon Drive

Wilmington, NC 28403

INVESTMENT ADVISER

504 Fund Advisors, LLC

1741 Tiburon Drive

Wilmington, NC 28403

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Investors may lose some or all of their investment in the Fund. The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors. The risk factors described are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees, expenses and experience of its management and other considerations.

ITEM 2. CODE OF ETHICS.

    (a) The 504 Fund (the “registrant” or the “Fund”), as of the end of the period covered by this report, has adopted a code of ethics (the “code of ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to the code of ethics.

    (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provision of the code of ethics.

A copy of the registrant’s code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that there are two audit committee financial experts serving on its audit committee. Mr. George Stelljes, III and Dr. J. Clay Singleton are each qualified to serve as audit committee financial experts serving on its audit committee and each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged Cohen Fund Audit Services, Ltd. to perform audit services, audit-related services, tax services and other services during the fiscal year ended June 30, 2015. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the fiscal years 2014 and 2015 for audit fees, audit-related fees, tax fees and other fees by Cohen Fund Audit Services, Ltd.

	FYE 6/30/2014	FYE 6/30/2015
Audit Fees	$35,000	$50,000
Audit-Related Fees	$0	$6,235
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.) for the last two fiscal years.

The amount of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit fees were as follows:

	FYE 6/30/2014	FYE 6/30/2015
Registrant	$3,000(1)	$3,000(1)
Registrant’s Investment Adviser	$0	$0

(1)	The aggregate non-audit fees were for tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $3,000 for the fiscal years ended June 30, 2014 and 2015.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. During the period covered by this report, the Fund invested exclusively in non-voting securities. In the event that the Fund invests in voting securities, the Adviser will adopt proxy voting policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Jordan M. Blanchard	Portfolio Manger	Since Inception
Mr. Blanchard serves as the Chief Executive Officer and Chief Operating Officer of 504 Fund Advisors, LLC (2015 – Present). Mr. Blanchard also is currently the Managing Director of 504 Secondary Markets for Government Loan Solutions, Inc. (“GLS”), a financial services company specializing in the SBA secondary market (2011 – present). Prior to joining GLS, Mr. Blanchard was President of Wholesale 504 Lending Consultants, LLC (“W504”), a financial services company that facilitated the sale and settlement of SBA 504 first lien loans through the temporary SBA First Mortgage Lien Pool program (2011 – 2012). Prior to joining W504, Mr. Blanchard was Executive Vice President of Capital Markets for CDC Direct Capital (“CDC Direct”) from 2009 to 2011. CDC Direct is a subsidiary of CDC Small Business Finance, the nation’s largest certified development company.

Robert O. Judge	Portfolio Manger	Since Inception
Mr. Judge is Chief Investment Officer for 504 Fund Advisors, LLC (2015 – present). Mr. Judge also is currently Chief Executive Officer of Government Loan Solutions (“GLS”), which he co-founded in 2006 for the purpose of bringing greater transparency, efficiency, and productivity to the SBA marketplace through the use of technology. GLS also assists lenders in compliance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 (“ASC 820”) regarding the proper valuation of their SBA servicing portfolios. Mr. Judge is the editor of the CPR Report®, a monthly publication that tracks SBA loan default, prepayment and secondary market activity.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2015:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Jordan M. Blanchard	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Robert O. Judge	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

The Adviser serves as the Fund’s Investment adviser. The Adviser and the portfolio managers will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and the portfolio managers in other activities that may conflict with those of the Fund.
The Adviser believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund. However, conflicts of interest may arise in allocating time, services or functions between the Fund and other entities or businesses to which a portfolio manager provides services. A portfolio manager will devote such time to the Fund as he believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.

In the ordinary course of his business activities, a portfolio manager may engage in activities where the interests of the Fund and its shareholders conflict with the interest of other entities or businesses to which a portfolio manager provides services. Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest. In the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the Investment Company Act of 1940, as amended.

(a)(3) Compensation Structure of Portfolio Manager(s)

Mr. Blanchard and Mr. Judge are compensated by GLS with a fixed salary plus a bonus based upon the performance of GLS and do not receive compensation from the Adviser or the Fund.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of June 30, 2015:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Jordan M. Blanchard	None
Robert O. Judge	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Registrant’s Code of Ethics is filed herewith.

    (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

    (a)(3) Not applicable.

    (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The 504 Fund

By (Signature and Title)	/s/ Mark A. Elste
Mark A. Elste, President
(principal executive officer)

Date	September 8, 2015

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark A. Elste
Mark A. Elste, President
(principal executive officer)

Date	September 8, 2015

By (Signature and Title)	/s/ Mark A. Elste
Mark A. Elste, President
(principal financial officer)

Date	September 8, 2015